UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 3, 2005.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          New  York                  000-30252                98-0225226
 ----------------------------      -------------          -------------------
 (State or other jurisdiction      (Commission               (IRS Employer
   of  incorporation)              File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)
[  ]  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  3.01.  Notice  of Delisting or Failure to Satisfy a Continued Listing
             Rule  or  Standard; Transfer  of  Listing

     Further to the Form 8-K submitted on July 27, 2005 with respect to the Notice from the American Stock Exchange (the "Amex" or "Exchange") indicating that GBI was not in compliance with certain subsections of Sections 121, 704, 804, and 1003 of the Company Guide, the Exchange completed its review of the Company Plan submitted in response to the Notice and on September 28, 2005 notified the Company that, as provided in Section 1009(d) of the Company Guide, it had determined to proceed with the filing of an application with the Securities and Exchange Commission to revoke the Company's common stock from listing and registration on the Exchange.

     The Company has been conducting an internal operational review over the past several months and recently mandated a corporate restructuring and reorganization. The Company is continuing with the reorganization and restructuring of the Company, which includes additional financing, retaining a new management team with diagnostics and pharmaceutical industry experience and relocating the Company to California. The Company will continue to review all the options available to it during its restructuring which include, among others, petitioning the Exchange to further review its compliance plan and listing the Company on an alternative exchange that is favorable to microcap companies.

     All facets of the Company's operations are under review and significant changes will be announced in the coming weeks. The Company believes substantial value will be added to the Company with it planned changes.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENESIS  BIOVENTURES,  INC.
                              (Registrant)

Dated:  October  3,  2005     By   /s/  E.  Greg  McCartney
                              -----------------------------
                              E.  Greg  McCartney
                              Chairman  and  CEO


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